Connecticut General Life Insurance Company:
                  CG Variable Life Insurance Separate Account I

                                    ACCRU VUL

                       Supplement dated December 12, 2007

This supplement to your most recent prospectus outlines a change to the investment options offered in your variable life policy. Please take the appropriate action if this information applies to you.

Effective January 14, 2008, one fund will be added as an investment option under your policy. The following information should be added to the "Funds" section of the Prospectus. Please refer to your Funds Prospectus for more information on the fund.

Fidelity VIP Money Market Portfolio (Initial Class)

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                               Total Fund
                                                          Total Annual                         Operating
                                         Total Fund      Fund Expenses                       Expenses With
                                         Portfolio      Without Waivers    Total Waivers      Waivers and
 Management Fees     Other Expenses   Annual Expenses    or Reductions     and Reductions      Reductions
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
      0.23%              0.10%             0.33%              N/A               N/A              0.33%
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

Effective with the close of business on January 25, 2008, the Premier VIT OpCap Global Equity Fund (the "OpCap Fund") will be liquidated and dissolved. Between now and January 18, 2008, you may transfer your policy value from the OpCap Fund to any of the other available Sub-Accounts in your policy. If you have not transferred your policy value to a different Sub-Account by January 18, 2008, we will transfer any remaining policy value in the OpCap Fund to the Fidelity VIP Money Market Portfolio. After that time, you may transfer your policy value from the Fidelity VIP Money Market Portfolio to any of the other Sub-Accounts available. There is no charge for a transfer made pursuant to the closing of the OpCap Fund, and this transfer will not count against the number of transfers you are allowed under your policy, if the transfer is made prior to or within thirty days after the closing of the OpCap Fund.

In addition, you will also need to change your purchase payment allocations and the allocations to any of the additional services (i.e., dollar cost averaging, portfolio rebalancing, cross reinvestment and automatic withdrawal services) that include assets from the OpCap Fund.




               Please retain this supplement for future reference.